UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                               --------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)       March 13, 1996
                                               ------------------------------
                            GETTY PETROLEUM CORP.
             ---------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)

        Delaware                  1-8059                     11-2232705
-----------------------------------------------------------------------------
(Date or Other Jurisdiction     (Commission                 (IRS Employer
of Incorporation)                File Number)             Identification No.)

125 Jericho Turnpike, Jericho, New York                          11753
-----------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code       (516) 338-6000
                                                    -------------------------

-----------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)


                              Page 1 of 7 Pages
                         Exhibit Index is on Page 4



Item 5.  Other Events.
---------------------
     On March 13, 1996, Getty Petroleum Corp. (the "Company") announced a potential transaction involving a spin-off of its petroleum marketing operations to its stockholders. Additional information with respect to the spin-off transaction is included in the press release issued by the Company on March 13, 1996, which press release is filed as an exhibit hereto and incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Exhibit
No.                                Description
99.1           Press Release dated March 13, 1996 of Getty Petroleum Corp.




                                      2



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GETTY PETROLEUM CORP.


Date:  March 13, 1996                        By: \s\ Leo Liebowitz
                                                 ----------------------
                                                 Leo Liebowitz
                                                 President



                                      3


                                EXHIBIT INDEX

Exhibit                                            Sequentially
 No.       Description                             Numbered Page

99.1       Press Release dated March 13, 1996 of        5
           Getty Petroleum Corp.



                                      4